UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2005
                                                         -----------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14879                22-2322400
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
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        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.


     As of February 24, 2005, Cytogen Corporation (the "Company") and Progenics Pharmaceuticals, Inc., the owners of PSMA Development Company, LLC, a joint venture formed to develop in vivo immunotherapeutic products utilizing prostate-specific membrane antigen ("PSMA"), have not agreed on a work plan and annual budget for 2005. The parties are in the process of negotiating such matters.

     The joint venture is funded by equal capital contributions from each of Progenics and the Company in accordance with an annual budget approved by the joint venture representatives from each such party. The Company cannot give any assurances that agreement will be reached on such matters in the near future, if at all. The failure to reach agreement with Progenics on these matters could significantly and adversely affect the development of PSMA technologies and products.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By:  /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   February 24, 2005